                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[X]   Preliminary Proxy Statement

[ ]   Confidential, for Use of Commission Only (as permitted by
      Rule 14a-6(e)(2))

[ ]   Definitive Proxy Statement

[ ]   Definitive Additional Materials

[ ]   Soliciting Material Pursuant to (S) 240.14a-12

                     CONSULTING GROUP CAPITAL MARKETS FUNDS

       -------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
       -------------------------------------------------------------------
      (Name of Person(s) filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

      (2)   Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)   Proposed maximum aggregate value of transaction:

      (5)   Total fee paid:

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:
      (2)   Form, Schedule or Registration Statement No.:
      (3)   Filing Party:
      (4)   Date Filed:

                    CONSULTING GROUP CAPITAL MARKETS FUNDS

                           S&P 500 Index Investments

                               -----------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                               -----------------

                          To Be Held January   , 2003

   A special meeting of shareholders of S&P 500 Index Investments (the "Fund") will be held at the offices of Citigroup Inc., Citigroup Center, 153 East 53rd
Street, 14th Floor, New York, New York 10022 on January   , 2003 at [9:00 a.m.]
(the "Special Meeting"). The Fund is a series of Consulting Group Capital Markets Funds (the "Trust"), an open-end management investment company organized under the laws of the Commonwealth of Massachusetts that is comprised of the Fund and several other series, which are not addressed in the accompanying Proxy Statement ("Proxy Statement").

   The Special Meeting is being held to consider and vote on the following matter for the Fund, as indicated below and more fully described under Proposal I in the Proxy Statement, and such other matters as may properly come before the Special Meeting or any adjournments thereof:

PROPOSAL I: To approve the liquidation and dissolution of the Fund.

   The appointed proxies will vote in their discretion on any other business as may properly come before the Special Meeting or any adjournments thereof.

   The close of business on November 26, 2002 has been fixed as the record date for the determination of the shareholders of the Fund entitled to notice of, and to vote at, the Special Meeting. You are cordially invited to attend the Special Meeting.

   Please mark, date and sign the enclosed proxy and return it in the prepaid envelope enclosed for your convenience to insure that your shares are represented. THE PROMPT RETURN OF YOUR PROXY WILL SAVE THE EXPENSE OF FURTHER MAILINGS. If you attend the Special Meeting you can revoke your proxy and vote your shares in person if you wish.

   IF YOU HAVE ANY QUESTIONS CONCERNING THE PROXY STATEMENT OR THE PROCEDURES TO BE FOLLOWED TO EXECUTE AND DELIVER A PROXY, PLEASE CONTACT PFPC GLOBAL FUND SERVICES AT 1-800-451-2010.

   This notice and related proxy material are first being mailed to
shareholders on or about December   , 2002. This proxy is being solicited on
behalf of the Board of Trustees of the Trust.

                                  By Order of the Board of Trustees,

                                  CHRISTINA T. SYDOR,
                                  Secretary

New York, New York
December   , 2002

                               -----------------

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE PROXY (UNLESS YOU ARE VOTING BY TELEPHONE OR THROUGH THE INTERNET) IN THE ENCLOSED PREPAID ENVELOPE.

                     INSTRUCTIONS FOR SIGNING PROXY CARDS

   The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

   1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

   2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

   3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

                     Registration                   Valid Signature
                     ------------                   ---------------
         Corporate Accounts
            (1) ABC Corp....................... ABC Corp.
            (2) ABC Corp....................... John Doe, Treasurer
            (3) ABC Corp.
               c/o John Doe, Treasurer......... John Doe
            (4) ABC Corp. Profit Sharing Plan.. John Doe, Trustee
         Trust Accounts
            (1) ABC Trust...................... Jane B. Doe, Trustee
            (2) Jane B. Doe, Trustee
               u/t/d 12/28/78.................. Jane B. Doe
         Custodial or Estate Accounts
            (1) John B. Smith, Cust.
               f/b/o John B. Smith, Jr. UGMA... John B. Smith
            (2) Estate of John B. Smith........ John B. Smith, Executor

                    CONSULTING GROUP CAPITAL MARKETS FUNDS
                              222 Delaware Avenue
                          Wilmington, Delaware 19801

                           S&P 500 Index Investments


                    FOR THE SPECIAL MEETING OF SHAREHOLDERS
                               JANUARY   , 2003

                               -----------------

                                PROXY STATEMENT

                               -----------------

   This Proxy Statement ("Proxy Statement") is being furnished in connection with the solicitation of proxies by the Board of Trustees of Consulting Group Capital Markets Funds (the "Trust") with respect to S&P 500 Index Investments (the "Fund") for use at the special meeting of the Fund to be held at the offices of Citigroup Inc., Citigroup Center, 153 East 53rd Street, 14th Floor,
New York, New York 10022 on January   , 2003 at [9:00 a.m.] (the "Special
Meeting") and at any adjournments thereof. This Proxy Statement and accompanying proxy card ("Proxy") are expected to be mailed to shareholders on
or about December   , 2002.

   The Trust is comprised of several series. The Fund is a separate series of the Trust, along with several other series that are not addressed in this Proxy Statement.

   For simplicity, actions are described in this Proxy Statement as being taken by the Fund, although all actions are actually taken by the Trust on behalf of the Fund.

   The Special Meeting is being held to consider and vote on the following matter for the Fund, as indicated below and described more fully under Proposal I herein, and such other matters as may properly come before the Special Meeting or any adjournments thereof:

      PROPOSAL I: To approve the liquidation and dissolution of the Fund.

   The appointed proxies will vote on any other business as may properly come before the Special Meeting or any adjournments thereof.

   Notice of the Special Meeting and a Proxy accompany this Proxy Statement. Proxy solicitations will be made primarily by mail, but solicitations may also be made by telephone, through the Internet or by personal interviews by Trustees and officers of the Trust and officers of Salomon Smith Barney Inc. ("Salomon Smith Barney"), the Trust's distributor, the Consulting Group (the "Manager"), a division of Smith Barney Fund Management LLC ("SBFM") and Citicorp Trust Bank, fsb,
the transfer agent for the Trust. Such agents, representatives and employees of the Trust will not receive additional compensation for solicitation activities. The costs of soliciting proxies for the Special Meeting, including (a) preparing, printing and mailing this Proxy Statement and accompanying material,
(b) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of the Fund's shares,
(c) payment to PFPC Global Fund Services for its services in soliciting proxies and (d) supplementary solicitations to submit Proxies, will be borne by the
Fund. Costs of this solicitation are estimated to be approximately $[        ].

   Shareholders of the Fund may be called to ask if they would be willing to have their votes recorded by telephone. If the Fund records votes by telephone or through the Internet, it will use procedures designed to authenticate shareholders' identities (by asking the shareholder to provide his or her social security number, in the case of an individual, or a taxpayer identification number, in the case of an entity), to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. The shareholder's telephone vote will be recorded and a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder's instructions. Although a shareholder's vote may be taken by telephone, each shareholder will receive a copy of this Proxy Statement and may vote by mail using the enclosed Proxy. If the enclosed Proxy is executed and returned, it nevertheless may be revoked at any time before it has been exercised by signing and sending to the Trust a later dated Proxy or written revocation, or by attending the Special Meeting and voting in person. A Proxy when executed and not so revoked will be voted in accordance with the specification marked thereon. Proxies voted by telephone or through the Internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

   The Annual Report of the Fund containing audited financial statements for the fiscal year ended August 31, 2002 (the "Report") has previously been furnished to the Fund's shareholders. Copies of the Report are available upon request and without charge by calling your Salomon Smith Barney Financial Consultant or by writing to the Fund's sub-transfer agent, PFPC Global Fund Services, at Consulting Group Capital Markets Funds, c/o PFPC Global Fund Services, P.O. Box 9699, Providence, RI 02940-9699 or by calling the Fund's transfer agent at 800-451-2010.

   Shares of the Fund are entitled to one vote each at the Special Meeting and fractional shares are entitled to proportionate shares of one vote. If the enclosed Proxy is properly executed and returned in time to be voted at the Special Meeting, the shares represented thereby will be voted in accordance with the instructions marked on the Proxy. If no instructions are marked on the Proxy with respect to

Proposal I, the Proxy will be voted "FOR" the approval of Proposal I and in accordance with the judgment of the persons appointed as proxies with respect to any other matter that may properly come before the Special Meeting.

   Under the Master Trust Agreement of the Trust, a quorum is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund entitled to vote at the Special Meeting. In the event that a quorum is not present at the Special Meeting, or in the event that a quorum is present but sufficient votes to approve Proposal I or any other matters that may properly come before the Special Meeting are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to any such proposals. In determining whether to adjourn the Special Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Special Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by Proxy. The persons named as proxies will vote those Proxies that they are entitled to vote "FOR" Proposal I in favor of an adjournment and will vote those Proxies required to be voted "AGAINST" Proposal I against any adjournment. A shareholder vote may be taken on Proposal I or any other matter that may properly come before the Special Meeting prior to any adjournment if sufficient votes have been received and it is otherwise appropriate. For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that these persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. (See "Vote Required" for a further discussion of abstentions and broker non-votes.)

   The Board of Trustees has fixed the close of business on November 26, 2002 (the "Record Date") for the determination of shareholders of the Fund entitled to notice of, and to vote at, the Special Meeting. As of the Record Date, shares of the Fund were issued and outstanding.

   In order that your shares may be represented, you are requested to (unless you are voting by telephone or through the Internet):

    .  indicate your instructions on the Proxy;

    .  date and sign the Proxy; and

    .  mail the Proxy promptly in the enclosed envelope.

Beneficial Ownership of Shares of the Fund

   Annex A attached hereto sets forth information as of the Record Date regarding the beneficial ownership of the Fund's shares by the only persons known by the Fund to beneficially own more than five percent of the outstanding shares of the Fund. The number of shares beneficially owned is determined under rules of the Securities and Exchange Commission (the "Commission"), and the information is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power and also any shares that the individual has the right to acquire within 60 days of the Record Date through the exercise of any stock option or other right. Unless otherwise indicated, each person has sole investment and voting power (or shares this power with his or her spouse) with respect to the shares set forth in Annex B. The inclusion herein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of the shares.

   [As of the Record Date, the Trustees and officers of the Trust collectively beneficially owned less than 1% of the Fund's outstanding shares.]

Background

   As indicated earlier, the Fund is a separate series of the Trust. The Trust is organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts pursuant to a Master Trust Agreement dated April 12, 1991, as amended from time to time. The Trust is comprised of the Fund and several other series. The Fund is treated under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. The Fund seeks to provide investment results that, before expenses, correspond to the price and yield performance of the S&P 500 Index (the "Index"). The Fund invests at least 80% of its assets in common stocks included in the Index.

   SBFM is the administrator of the Fund. The Consulting Group, a division of SBFM, serves as the manager of the Fund and provides investment evaluation services with respect to the investment advisers of the Trust. SBFM has entered into an investment advisory agreement with Barclays Global Fund Advisors ("Barclays Global"), the investment adviser for the Fund. Barclays Global is responsible for the day-to-day investment operations of the Fund, in accordance with the Fund's investment objective and policies. The address of SBFM is 300 First Stamford Place, 4th Floor, Stamford, CT 06902. The address of Salomon Smith Barney is 388 Greenwich Street, New York, NY 10013.

                                  PROPOSAL I
            APPROVAL OF THE LIQUIDATION AND DISSOLUTION OF THE FUND

   The Board, including those trustees who are not "interested persons" of the Trust, as that term is defined in the 1940 Act (the "Independent Trustees"), has approved, subject to shareholder approval, the liquidation and dissolution of the Fund.

Reasons for the Liquidation

   At its current size, the Fund is too small to be managed efficiently and economically and in the best interests of its investors. As of the Record Date,
the Fund's assets were $        . Because of its low asset level, it is
difficult for the Fund to replicate the performance of the Index.

   In addition, at present the Manager and SBFM are waiving fees and reimbursing expenses to maintain the Fund's expenses at a competitive rate. In the absence of such waivers and reimbursements, the Fund's return to shareholders would have been significantly lower. If the Manager and SBFM were to reduce or eliminate these waivers and reimbursements, the Fund's expense ratio would increase, reducing return to shareholders.

   For its most recent fiscal year, the Fund's total expenses were:

   Shareholder fees (fees paid directly from your investment).......   None
   Maximum annual TRAK fee*.........................................  1.50 %
   Annual Fund operating expenses (expenses that are deducted from
     Fund assets)...................................................
      Management and Administration fees............................  0.22 %
      Other Expenses................................................  0.31 %
   Total annual Fund operating expenses.............................  0.53 %
   Management and Administration fee waivers**...................... (0.23)%
   Net annual operating expenses**..................................  0.30 %

--------
* Fee payable under the annual TRAK Personalized Investment Advisory Service for asset allocations.
** Management has agreed to waive a portion of the management fee and the administration fee and reimburse Fund expenses because it has voluntarily agreed to limit total annual Fund expenses to 0.30% of average net assets.
   The Manager and SBFM reimbursed expenses amounting to $         for the
   fiscal year ended August 31, 2002. The Manager may change or eliminate this expense limitation at any time.

   The Manager has explored other alternatives, including in particular conversion of the Fund's structure from a direct investment structure to a master-feeder structure, but ultimately determined that such a conversion would not result in a reduction of the Fund's expenses and, therefore, would not have the potential of increasing return to shareholders, and that other alternatives were not feasible.] As SBFM already advises other funds whose objective, generally, is to replicate the S&P 500 Index, there is no likelihood that the Fund could be marketed more effectively that it has been.

Plan of Liquidation

   The Board has approved the Plan of Liquidation (the "Plan"), subject to shareholder approval of the liquidation and dissolution of the Fund. The Plan is attached to this Proxy Statement as Annex B and summarized below. This summary is qualified in its entirety by reference to the Plan.

1. Adoption of the Plan. The effective date of the Plan (the "Effective Date") is the date on which the shareholders of the Fund approve the liquidation and dissolution of the Fund. The Fund will cease to conduct business as soon as reasonably practicable following the Effective Date.

2. Liquidation and Distribution of Assets. As soon as practicable after the Effective Date, depending on market conditions and consistent with the terms of the Plan, the Fund and the Manager will have authority to engage in such transactions as may be appropriate for the Fund's liquidation. The Fund will pay or discharge or set aside a reserve fund for, or otherwise provide for the payment or discharge of, any liabilities and obligations, including, without limitation, contingent liabilities.

3. Distribution to Shareholders. As soon as practicable after the Effective Date, the Fund will liquidate and distribute pro rata on the date of liquidation to its shareholders of record as of the close of business on the date of liquidation such shareholders' proportionate interest in all of its remaining assets in complete cancellation and redemption of all the outstanding shares of the Fund, except for cash, bank deposits or cash equivalents in an estimated amount necessary to (i) discharge any unpaid liabilities and obligations of the Fund on the Fund's books on the Liquidation Date, including, but not limited to, income dividends and capital gains distributions, if any, payable through the Liquidation Date, and (ii) pay such contingent liabilities as the Board reasonably deems to exist against the assets of the Fund on the Fund's books. The proportionate interests of shareholders of the Fund will be fixed in proportion to the number of shares held by them and recorded on the books of the Trust as of the date of liquidation.

4. Amendment or Abandonment of the Plan. The Board may modify or amend the Plan at any time without shareholder approval if it determines that such action would be in the best interests of the Fund and its shareholders. If any amendment or modification appears necessary and in the judgment of the Board will materially and adversely affect the interests of the shareholders, such an amendment or modification will require shareholder consent pursuant to the Declaration of Trust. In addition, the Board may abandon the Plan without shareholder approval at any time prior to the date of liquidation if it determines that abandonment would be advisable and in the best interests of the Fund and its shareholders.

5. Expenses. The expenses incurred in carrying out the terms of the Plan will be borne by the Manager.

   If shareholders approve Proposal I, the Fund will begin liquidating its holdings to cash and cash equivalents. The Fund will distribute any net investment income (as an ordinary dividend) and any excess of its net realized long-term capital gains over its net short-term capital losses (as a capital gains dividend). Any remaining amounts will be distributed as liquidation proceeds.

   The proportionate interest of shareholders in the assets of the Fund will be fixed on the basis of their holdings on the date of liquidation. On such date, the books of the Fund will be closed. Thereafter, unless the books of the Fund are reopened pursuant to the Board's authority to abandon the Plan, shareholders' respective interests will not be transferable.

   Shareholders may redeem their shares without a redemption fee prior to the Effective Date of the Plan.

General Tax Consequences

   This summary is based on the tax laws and regulations in effect on the date of this Information Statement, all of which are subject to change by legislative or administrative action, possibly with retroactive effect. The discussion herein does not address the particular federal income tax consequences that may apply to certain shareholders such as trusts, estates, tax-exempt organizations, qualified plans, individual retirement accounts, nonresident aliens, or other foreign investors. This summary does not address the state, foreign or local tax consequences of a shareholder's receipt of the liquidating distributions or the liquidation of the Fund.

   Each shareholder that receives a liquidating distribution will recognize taxable gain or loss for federal income tax purposes equal to any difference between the amount of the liquidating distribution over the shareholder's tax basis in Fund shares. Assuming that the shareholder holds such shares as capital assets, such gain or loss will be capital gain or loss and will be long-term or short-term capital gain or loss depending on the shareholder's holding period for the shares. In addition to the above-described liquidating distribution, shareholders will also receive distributions of any net investment income realized by the Fund as well as a distribution of any excess of the Fund's net long-term capital gains over its net short-term capital losses. Any such distributions will be taxable to shareholders as set forth in the Fund's Prospectus and Statement of Additional Information.

   The Fund anticipates that it will retain its qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended, during the liquidation period and, therefore, will not be taxed on any of its net income or capital gains from the sale of its assets.

   THE TAX CONSEQUENCES DISCUSSED HEREIN MAY AFFECT SHAREHOLDERS DIFFERENTLY DEPENDING UPON THEIR PARTICULAR TAX SITUATIONS UNRELATED TO THE LIQUIDATING DISTRIBUTION AND, ACCORDINGLY, THIS SUMMARY IS NOT A SUBSTITUTE FOR CAREFUL TAX PLANNING ON AN INDIVIDUAL BASIS. SHAREHOLDERS MAY WISH TO CONSULT THEIR PERSONAL TAX ADVISERS CONCERNING THEIR PARTICULAR TAX SITUATIONS AND THE IMPACT THEREON OF RECEIVING THE LIQUIDATING DISTRIBUTION AS DISCUSSED HEREIN, INCLUDING ANY STATE AND LOCAL TAX CONSEQUENCES.

Recommendation of the Board

   At a meeting of the Board of Trustees of the Trust held on November 8, 2002, the Board, including the Independent Trustees, unanimously approved (subject to shareholder approval) the liquidation and dissolution of the Fund. In reaching this conclusion, the Board obtained information from the Manager with respect to the proposal. It was explained that the Fund is too small to be managed efficiently and economically and in the best interests of its investors at its current size. It was noted that at present the Manager is waiving fees and reimbursing expenses to maintain the Fund's expenses at a competitive rate. If the Manager were to reduce or eliminate these waivers and reimbursements, the Fund's expense ratio would increase, reducing return to shareholders. It was also explained that because of its low asset level, it is difficult for the Fund to replicate the performance of the Index. [It was explained that the Manager had explored other alternatives to liquidation, including proposing converting the Fund's structure from a direct investment structure to a master-feeder structure, but had ultimately determined that such a conversion would not result in a reduction of the Fund's expenses and, therefore, would not have the potential to increase return to shareholders, and that other alternatives were not feasible.]

   In determining to approve Proposal I and submit it to shareholders for approval, the Board considered a number of factors, including that the Fund is too small to be efficiently managed presently and that the Manager currently waives fees and reimburses expenses of the Fund and that, if the Manager discontinues or eliminates these waivers and reimbursements, the Fund's expense ratio would increase and return to shareholders would decrease. The Board considered the expenses that had been assumed by the Manager and SBFM during the life of the Fund, and the effect of the Fund's operating expenses on the historic and anticipated returns of shareholders. The Board concluded that an increase in Fund expenses attributable to the likely discontinuance of the fee waivers and assumption of the expenses by the Fund at some point in the future, especially when added to the expenses of the Fund presently paid directly by the Fund, would significantly reduce the Fund's return. The Board also considered that, because of its size, the Fund is having difficulty replicating the performance of the Index. [The Board also noted that the Manager, having explored other alternatives to liquidation including conversion of the Fund to a master-feeder fund structure, had determined that these alternatives were not feasible.] After deliberating, the Board determined to recommend to the shareholders of the Fund the liquidation and dissolution of the Fund.

   Therefore, after careful consideration, the Board, including the Independent Trustees, recommends that the shareholders of the Fund vote "FOR" the liquidation and dissolution of the Fund as set forth in this Proposal.

   If Proposal I is approved, the Fund will proceed to liquidate pursuant to the Plan, as described above. If Proposal I is not approved, the Board will consider whether any other action is appropriate in the interests of the shareholders.

                                 VOTE REQUIRED

   Approval of Proposal I requires the affirmative vote of a [majority] of the votes cast in person or by proxy at the Special Meeting. Because abstentions and broker non-votes are not treated as shares voted, abstentions and broker non-votes will have no impact on Proposal I.


THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS THAT THE SHAREHOLDERS
                VOTE "FOR" APPROVAL OF PROPOSAL I. ANY UNMARKED
                           PROXIES WILL BE SO VOTED.


   The Board is not aware of any other matters that will come before the Special Meeting. Should any other matter properly come before the Special Meeting, it is the intention of the persons named in the accompanying Proxy to vote the Proxy in accordance with their judgment on such matters.

                      SUBMISSION OF SHAREHOLDER PROPOSALS

   The Fund does not hold regular shareholders' meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Secretary of the Trust at 300 First Stamford Place, 4th Floor, Stamford, CT, 06902.

   Proposals must be received at a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the materials for the Fund's meeting. Timely submission of a proposal does not, however, necessarily mean that such proposal will be included.

                   SHAREHOLDERS' REQUEST FOR SPECIAL MEETING

   Shareholders holding at least 10% of the Fund's outstanding voting securities (as defined in the 1940 Act) may require the calling of a meeting of shareholders for the purpose of voting on the removal of any Trustee of the Fund. Meetings of shareholders for any other purpose also shall be called by the Board when requested in writing by shareholders holding at least 10% of the shares then outstanding.

   IF YOU HAVE ANY QUESTIONS CONCERNING THE PROXY STATEMENT OR THE PROCEDURES TO BE FOLLOWED TO EXECUTE AND DELIVER A PROXY, PLEASE CONTACT PFPC GLOBAL FUND SERVICES AT 1-800-451-2010.

   You are requested to mark, date, sign and return the enclosed proxy promptly. No postage is required on the enclosed envelope.

                                  By Order of the Board of Trustees,

                                  Christina T. Sydor,
                                  Secretary

December   , 2002

                                                                        Annex A

5% Shareholders

                                            Shares
                                         Beneficially   Percent Ownership
    Name and Address of Beneficial Owner    Owned     of Outstanding Shares
    ------------------------------------ ------------ ---------------------

                                                                        Annex B

               PLAN OF LIQUIDATION OF S&P 500 INDEX INVESTMENTS

   S&P 500 Index Investments (the "Fund"), a series of Consulting Group Capital Markets Funds, a Massachusetts business trust (the "Trust") organized pursuant to a Master Trust Agreement dated April 12, 1991, as amended (as so amended, the "Declaration of Trust"), shall proceed with a complete liquidation of the Fund according to the procedures set forth in this Plan of Liquidation (the "Plan"). The Plan has been approved by the Board of Trustees of the Trust (the "Board") as being advisable and in the best interests of the Fund and its shareholders. The Board has directed that the shareholders of the Fund be solicited for approval of the liquidation and dissolution of the Fund. Upon approval of the liquidation and dissolution of the Fund pursuant to a vote of the shareholders of the Fund, the Fund shall voluntarily dissolve and completely liquidate in accordance with the requirements of Massachusetts law and the Internal Revenue Code of 1986, as amended (the "Code"), as follows:

    1. Adoption of Plan. The effective date of the Plan (the "Effective Date") shall be the date on which the shareholders of the Fund approve the liquidation and dissolution of the Fund.

    2. Liquidation of Assets. As soon as practicable after the Effective Date, depending on market conditions and consistent with the terms of this Plan (the "Liquidation Period"), the Fund and the Fund's investment adviser, The Consulting Group (the "Manager"), a division of Smith Barney Fund Management LLC, shall have the authority to engage in such transactions as may be appropriate for the Fund's liquidation.

    3. Provisions for Liabilities. The Fund shall pay or discharge or set aside a reserve fund for, or otherwise provide for the payment or discharge of, any liabilities and obligations, including, without limitation, contingent liabilities.

    4. Distribution to Shareholders. As soon as practicable after the Effective Date, the Fund shall liquidate and distribute pro rata on the date of liquidation (the "Liquidation Date") to the shareholders of record as of the close of business on the Liquidation Date such shareholders' proportionate interest in all of the remaining assets of the Fund in complete cancellation and redemption of all the outstanding shares of the Fund, except for cash, bank deposits or cash equivalents in an estimated amount necessary to (i) discharge any unpaid liabilities and obligations of the Fund on the Fund's books on the Liquidation Date, including, but not limited to, income dividends and capital gains distributions, if any, payable through the Liquidation Date, and (ii) pay such contingent liabilities as the Board shall reasonably deem to exist against the assets of the Fund on the Fund's books. The proportionate interests of shareholders of the Fund shall be fixed in proportion to the number of shares held by them and recorded on the books of the Trust as of the Liquidation Date.

    5. Abolishment of Fund and Amendment of Declaration of Trust. Effective upon liquidation, the Fund shall be abolished in accordance with Section
       4.1 of the Declaration of Trust, and an amendment to the Declaration of Trust setting forth such abolishment shall be prepared and filed pursuant to the requirements of Massachusetts law.

    6. Amendment or Abandonment of Plan. The Board may modify or amend this Plan at any time without shareholder approval if it determines that such action would be advisable and in the best interests of the Fund and the shareholders. If any amendment or modification appears necessary and in the judgment of the Board will materially and adversely affect the interests of the shareholders, such an amendment or modification will require shareholder consent pursuant to the Declaration of Trust. In addition, the Board may abandon this Plan without shareholder approval at any time prior to the Liquidation Date if it determines that abandonment would be advisable and in the best interests of the Fund and the shareholders.

    7. Powers of Board and Officers. The Board and the officers of the Trust are authorized to approve such changes to the terms of any of the transactions referred to herein, to interpret any of the provisions of this Plan, and to make, execute and deliver such other agreements, conveyances, assignments, transfers, certificates and other documents and take such other action as the Board and the officers of the Trust deem necessary or desirable in order to carry out the provisions of this Plan and effect the complete liquidation and dissolution of the Fund in accordance with the Code, the Declaration of Trust and Massachusetts law, including, without limitation, withdrawing any state registrations of the Fund and/or its shares, withdrawing any qualification to conduct business in any state in which the Fund is so qualified and the preparation and filing of any tax returns.

    8. Termination of Business Operations. As soon as practicable upon adoption of this Plan, the Fund shall cease to conduct business except as shall be necessary in connection with the effectuation of its liquidation and dissolution.

    9. Expenses. The expenses of carrying out the terms of this Plan shall be borne by the Manager, whether or not the liquidation contemplated by this Plan is effected.

Dated: November 8, 2002

                               FORM OF PROXY CARD


[TRAK LOGO]                               Consulting Group Capital Markets Funds
MUTUAL FUND SERVICES --LEGAL DEPARTMENT         S&P 500 Index Investments

                                                   222 Delaware Avenue
                                                Wilmington, Delaware 19801
[Address]

                                        PROXY FOR THE SPECIAL MEETING OF
                                        STOCKHOLDERS [9:00 a.m.], Eastern time,
                                        on January __, 2003

                                        The undersigned hereby appoints R. Jay
                                        Gerken, Christina T. Sydor and Barbara
                                        Allen, and each of them, with full power of substitution, as proxies of the undersigned to vote all shares of stock that the undersigned is entitled in any capacity to vote at the above-stated special meeting, and at any and all adjournments or postponements thereof (the "Special Meeting"), on the matters set forth on this Proxy Card, and, in their discretion, upon all matters incident to the conduct of the Special Meeting and upon such other matters as may properly be brought before the Special Meeting. This proxy revokes all prior proxies given by the undersigned.

                                        All properly executed proxies will be
                                        voted as directed. If no instructions
                                        are indicated on a properly executed
                                        proxy, the proxy will be voted FOR
                                        approval of Proposal I. All ABSTAIN
                                        votes will be counted in determining the existence of a quorum at the Special Meeting.


 To vote by Telephone:                  THIS PROXY IS SOLICITED ON BEHALF OF THE
                                        BOARD OF TRUSTEES WITH RESPECT TO YOUR
 1) Read the Proxy Statement and        FUND. THE BOARD OF TRUSTEES RECOMMENDS A
 have the Proxy card below at           VOTE FOR PROPOSAL I.
 hand.
                                        UNLESS VOTING BY TELEPHONE OR INTERNET,
 2) Call 1-800-___-____.                PLEASE SIGN AND DATE BELOW AND MAIL THIS
                                        PROXY CARD PROMPTLY USING THE ENCLOSED
 3) Enter the __-digit control          ENVELOPE.
 number set forth on the Proxy
 card and follow the simple
 instructions.

 To vote by Internet:

 1) Read the Proxy Statement and
 have the Proxy card below at
 hand.

 2) [Go to Website
 [www.proxyvote.com.]

 3) Enter the __-digit control
 number set forth on the Proxy
 card and follow the simple
 instructions.]

 DO NOT RETURN YOUR PROXY CARD IF
 YOU VOTE BY PHONE OR OVER THE
 INTERNET.

 TO VOTE, MARK BLOCKS IN BLUE OR
 BLACK INK AS FOLLOWS:



                                          KEEP THIS PORTION FOR YOUR RECORDS.

                                            DETACH AND RETURN THIS PORTION ONLY.
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.


YOUR VOTE IS IMPORTANT.  PLEASE SIGN, DATE AND MAIL THIS PROXY
CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title below.)

Vote on Proposals

I.   Approval of the
     liquidation of the Fund.  FOR (Euro)  AGAINST (Euro)  ABSTAIN (Euro)



                                             The appointed proxies will vote
                                             on any other business as may
                                             properly come before the Special
                                             Meeting

                                             Receipt of the Notice and the
                                             Proxy Statement, dated
                                             December __, 2002 (the "Proxy
                                             Statement"), is hereby
                                             acknowledged.


Signature (Please sign within box)   Date    Signature (Joint Owners)   Date